Exhibit 99.1
Dated: February 10, 2014 Old National Bancorp Investment ThesisFinancial Data as of 12-31-13
Dated: February 10, 2014 Old National Bancorp Investment Thesis Executive SummarySlides 2 to 15Financial Data as of 12-31-13
Additional Information for Shareholders of Tower Financial Corporation Communications in this presentation do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger, Old National Bancorp ("Old National") has filed with the Securities and Exchange Commission ("SEC") a Registration Statement on Form S-4 (Registration No. 333-192671) that includes a Proxy Statement of Tower Financial Corporation ("Tower") and a Prospectus of Old National, as well as other relevant documents concerning the proposed transaction. The SEC declared the Form S-4 Registration Statement effective on December 19, 2013. Shareholders of Tower are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Old National and Tower, may be obtained at the SEC's Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Old National at www.oldnational.com under the tab "Investor Relations" and then under the heading "Financial Information" or from Tower by accessing Tower's website at www.towerbank.net under the tab "Investor Relations" and then under the heading "SEC Filings." Old National and Tower and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Tower in connection with the proposed merger. Information about the directors and executive officers of Old National is set forth in the proxy statement for Old National's 2013 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 15, 2013. Information about the directors and executive officers of Tower is set forth in the proxy statement for Tower's 2013 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 28, 2013. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger. Free copies of this document may be obtained as described in the preceding paragraph.
Additional Information for Shareholders of United Bancorp, Inc. Communications in this presentation do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger, Old National Bancorp ("Old National") will file with the Securities and Exchange Commission ("SEC") a Registration Statement on Form S-4 that will include a Proxy Statement of United Bancorp, Inc. ("United") and a Prospectus of Old National, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Old National and United, may be obtained at the SEC's Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Old National at www.oldnational.com under the tab "Investor Relations" and then under the heading "Financial Information" or from United by accessing United's website at www.ubat.com under the heading "About Us" and then under the tab "Investor Relations" and then under the tab "SEC Filings."Old National and United and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of United in connection with the proposed merger. Information about the directors and executive officers of Old National is set forth in the proxy statement for Old National's 2013 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 15, 2013. Information about the directors and executive officers of United is set forth in the proxy statement for United's 2013 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 25, 2013. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.
Forward-Looking Statement This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, descriptions of Old National's financial condition, results of operations, asset and credit quality trends and profitability and statements about the expected timing, completion, financial benefit and other effects of the proposed mergers with Tower and United. Forward-looking statements can be identified by the use of the words "anticipate," "believe," "expect," "intend," "could" and "should," and other words of similar meaning. These forward-looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: market, economic, operational, liquidity, credit and interest rate risks associated with Old National's business; competition; government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations); ability of Old National to execute its business plan (including the proposed acquisitions of Tower and United); changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of Old National's internal controls, failure or disruption of our information systems; failure to adhere to or significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities or unfavorable resolutions of litigations; other matters discussed in this presentation and other factors identified in the Company's Annual Report on Form 10-K and other periodic filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date of this presentation, and Old National undertakes no obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this presentation.
Non-GAAP Financial Measures These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Old National Bancorp has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

Why Old National Bancorp?

- Focused on driving *core* net income
- *Conservative* and *consistently* applied credit stance since before current cycle has led to strong credit quality
  - No subprime business
  - Lending to clients we know in our footprint
- *Transforming* footprint to *higher-growth* markets
- Commitment to providing *long-term* shareholder value
  - Strategic decisions valued for long-term potential
- Strong capital, excess liquidity provide *flexibility* for future acquisition opportunities
- Continued *opportunities* on expenses
- *Commitment* to communities within our footprint
  - 94,005 associate volunteer hours in 2013

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Commitment to Excellence Commitment to Excellence BANKING INDUSTRY ETHISPHERE 2013
Corporate Summary Corporate Summary Corporate Summary Corporate Summary Investor Inquiries:Lynell J. Walton, CPASVP - Director of Investor Relations812-464-1366 lynell.walton@oldnational.com 1 Non-GAAP financial measure - refer to Appendix for reconciliation
The Old National Landscape Old National has banking centers across the four-state area. In the markets below, Old National ranks first or second in deposit share. * Indicates markets with recent partnerships. Proforma Ownership as of 2/3/2014. Source: SNL Financial FDIC Summary of Deposits. MSA Market Rank Deposit Market Share Bloomington, IN* 1 21.90% Central City, KY 1 38.30% Evansville, IN 1 30.70% North Vernon, IN* 1 32.40% Adrian, MI* 1 44.75% Columbus, IN* 2 18.30% Jasper, IN 2 23.90% Madisonville, KY 2 17.90% Terre Haute, IN 2 13.10% Vincennes, IN 2 25.70% Washington, IN 2 28.20% Pending Tower and United locations
Deposit / Unemployment Distribution Deposit / Unemployment Distribution 44.9% / 5.7% 0.5% / 6.0% 3.1% / 6.8% 0% / 8.0% 42.3% / 6.1% 9.2% / 5.8% % of ONB's Indiana deposits1 / Regional unemployment Unemployment data provided by Indiana Department of Workforce Development and Bureau of Labor Statistics December 2013 Unemployment:Indiana = 6.9% Illinois = 8.6% Kentucky = 8.0% Ohio = 7.2% Michigan = 8.4% USA = 6.7% 1 Based on 6-30-13 FDIC Summary of Deposits, adjusted for new MI / IN branch purchases 74% of ONB deposits1 are in Indiana-majority are in regions with lowest unemployment
Our Indiana Footprint Economic Vital Signs Economic Vital Signs Strong Stable or Mixed Decline Sources: US Bureau of Labor Statistics, US Dept. of Labor, Stats Indiana, Indiana Association of Realtors, Yahoo Finance, IN Dept. of Revenue
Indiana's Economic Achievements "AAA" Credit Rating - Fitch, Moody's and Standard and Poor2nd Most Competitive State - Site Selection Magazine3rd Best U.S. State for Manufacturing Jobs - CNBC 5th Best State for Business - CEO Magazine8th Fastest Growing State Economy - USA Today280 new manufacturing jobs created - Berry Plastics, Evansville, Indiana
Executing the Plan - 4Q13 Highlights Executing the Plan - 4Q13 Highlights 1 See Appendix for Non-GAAP reconciliation
Executing the Plan - 2013 Highlights Executing the Plan - 2013 Highlights 1 See Appendix for Non-GAAP reconciliation
Dated: February 10, 2014 Old National Bancorp Investment Thesis Financial Data as of 12-31-13
Pre-Tax, Pre-Provision Income1 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation $ in millions Increase of 16.8% 4Q12 to 4Q13 $34.0 $31.2 $39.7 $127.8 $142.7 11.7% 27.2%
Net Interest Margin1 1 Fully taxable equivalent basis 2 ONB Core includes contractual interest income of Monroe, Integra and IN Community loans 2 Earning assets reflect purchased assets, net of discount 4.34% 4.04% 3.97% 3.96% 4.11%
Asset/Liability/Revenue Composition *Consumer Loans consist of 17% direct, 52% indirect and 31% HELOC. Period-End 12-31-13 Fourth Quarter 2013 Assets Liabilities Total Revenues, excluding Securities Gains *Other Income includes 0.5% for Mortgage Banking Revenue, 1.2% for Company-Owned Life Insurance, 3.1% for Investment Product Fees and 5.1% for Other Income
Organic Growth - Loan Production $ in millions Commercial loans at face value - new lines of credit assume 50% utilization
Average Total Loan Trends $ in millions - Quarterly averages - excludes residential loans and leases held for sale 4Q12 to 4Q13 increase of $44.1 million, or 1%, in average non-covered loansSold $11.6 million in leases in mid-3Q13 and $96.9 million in residential mortgage late-3Q13
Commercial Loans $ in millions $ in millions ONB 2007-2008 Average = 39.9%
Loan Portfolio at December 31, 2013 $ in millions - period-end balances $29.3 Comml, $81.9 CRE, $78.7 Consumer, $27.9 Resi Mortg Covered Loans (Integra) 5%
Loan Concentrations - Excluding Covered Loans At 12-31-13 Commercial Commercial Real Estate Diversified Commercial Loan Portfolio Diversified Commercial Loan Portfolio (CHART)
Conservative Lending Limits/Risk Grades Conservative Lending Limits/Risk Grades In-house lending limits conservative relative to ONB's legal lending limit at 12-31-13 of $108.0 million per borrower 1Includes entire relationship with borrower Borrower1 Asset Quality Rating (Risk Grades) 8 - Classified (Problem) 9 - Nonaccrual
Credit Quality - Net Charge-Offs $ in millions 1 Excludes covered loans Consolidated Provision for Loan Losses decreased from $5.0 million in 2012 to ($2.3) million in 2013
Credit Quality - Excluding Covered Loans
Credit Quality - ALLL and Mark Summary $ in millions 1 Non-GAAP financial measure which Management believes useful to demonstrate that the remaining discount considers credit risk and should be included as part of total coverage N/A = not applicable
Covered Assets / Risk Grades $ in millions - period-end balances *Covered loans shown net of $96.3 million discount Commercial Loans On this portfolio of covered loans*, the FDIC will reimburse Old National for 80% of the losses up to $275.0 million, 0% of losses from $275.0 million up to $467.2 million and 80% of losses in excess of $467.2 million.
Credit Quality - Excluding Covered Loans Peer Group data per SNL Financial See Appendix for definition of Peer Group 1As a % of end of period total loans
Credit Quality - Excludes Covered Loans 30+ Day Delinquent Loans Specific Segment Overview (As a % of End of Period Total Loans)
$ in millions Refer to Appendix for ONB Risk Grade Table Credit Quality - Excluding Covered Loans
Shared National Credits - Excludes Covered Loans *All but one in Indiana, Kentucky or Illinois **ONB's risk grade scale is 0 (investment grade) to 9 (nonaccrual)
Investment Portfolio 1Includes market value for both available for sale and held to maturity securities
Investment Portfolio Purchases 4Q131 1 Data as of December 31, 2013, for purchases made throughout 4Q13
Securities with OTTI
Municipal Bond Portfolio by State Based on book value at 12-31-13 Illinois exposure consists of 26 bonds representing 1.1% of entire municipal portfolio
CD Maturity Schedule Represents CD maturities at December 31, 2013
Tangible Common Book Value1 Acquired Monroe Bancorp 1-1-11 FDIC acquisition of Integra Bank 7-29-11 1 Non-GAAP financial measure management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation Acquired IN Community Bancorp 9-15-12 Old National Bancorp purchased 889,124 shares of ONB stock in the open market during 4Q13 Acquired Bank of America Branches 7-12-13
Interest Rate Curves
Capital Ratios Peer Group data per SNL Financial See Appendix for definition of Peer Group $ in millions 4Q13 included the repurchase of 889,124 shares of ONB common stock on the open marketOn January 23, 2014, ONB announced a 10% increase to the quarterly cash dividend and authorized a stock- repurchase plan of up to two million shares
Capital Ratios Peer Group data per SNL Financial See Appendix for definition of Peer Group
Interest Rate Sensitivity Change in Net Interest Income1 Interest Rate Sensitivity 1 Comparisons from flat rates, which assume stable rates and a stable balance sheet. These scenarios do not take into account changes in customer behavior that could result in changes to mix and/or volumes in the balance sheet.
BSA/AML - Cost to Comply $ in millions 4Q13 included $.5 million in BSA/AML penalties
Total Revenue Revenue Less Securities Gains and Accretion Income has increased 12.2% since 2009
Continuous improvement for four years Annual Efficiency Ratio1 Peer Group data per SNL Financial See Appendix for definition of Peer Group 11.9% improvement 3.8% deterioration 1 Calculation excludes net securities gains and intangible amortization
Incentive basis calculation excludes merger and integration charges and impact for new MI / IN branches Quarterly Efficiency Ratio1 1 Calculation excludes net securities gains and intangible amortization
20% increase in total assets with a corresponding 7.3% decrease in FTE FTE and Asset Change $ in millions 1 Acquired Monroe Bancorp January 1, 2011, increasing FTE by 177 2 Acquired Integra Bank July 29, 2011, increasing FTE by 4493 Acquired IN Community Bank September 25, 2012, increasing FTE by 1154 Acquired MI/IN branches July 15, 2013, increasing FTE by 159 1,2 3 4
M&A Strategy Branch acquisition FDIC assisted transaction Whole bank purchase Must enhance Old National's mission of being a true "community bank" Must align both strategically and culturally Must meet/exceed financial targets Must pass rigorous due diligence process
M&A Strategy Focus on community banking, client relationships and consistent quality earningsTarget geographic marketsMid-sized markets within or near existing franchise with average to above average growth ratesIn market community banks where significant cost saves could be achieved
Transforming Old National's Landscape1 Shifting to higher-growth markets from lower- growth marketsEntry and fill-in of existing higher-growth markets through strategic acquisitions Acquired 175 branches +25 pendingSale or consolidations in lower-growth, non-core marketsConsolidated 125 branches Sold 22 branches 1 2004 to February 4, 2013
Returned to community bank model 2004 2005 Sold non- strategic market - Clarksville, TN - 5 branches 2006 Sold non- strategic market - O'Fallon, IL - 1 branch 2007 2008 2009 2010 2011 2012 2013 Acquired St. Joseph Capital - Entry into Northern IN market February, 2007 Acquired 65 Charter One branches throughout Indiana March, 2009 Acquired Monroe Bancorp - Enhanced Bloomington, IN presence January, 2011 Acquired IN Community - Entry into Columbus, IN September, 2012 FDIC-assisted acquisition of Integra Bank July, 2011 Sold non- strategic market - Chicago-area - 4 branches Consolidation of 21 branches Acquired 24 MI / IN branches July, 2013 Consolidation of 2 branches Consolidation of 8 branches Consolidation of 1 branch Consolidation of 10 branches Consolidation of 12 branches Consolidation of 44 branches Consolidation of 5 branches Sold 12 branches Consolidation of 22 branches Purchased 175 + 25 pending Sold 22 Consolidated 125 Pending acquisition of Tower Financial - Enhancing Ft. Wayne, IN presence Pending acquisition of United Bancorp - Entry into Ann Arbor, MI 2014 Transforming Old National's Landscape1
2004 2014 53 Pending Tower and United locations Transforming Old National's Landscape

ONB to Partner With UBMI

Consideration of .70 shares[1] of ONB stock + $2.66 in cash for each share of UBMI stock

Implied Transaction value of approximately $13.17 per UBMI share and $173.1 million in the aggregate, assuming ONB price of $15.02 (as of January 6, 2014)

Financially Attractive

- Allows Old National to deploy excess capital in an attractive manner
  - Approximately 80% stock / 20% cash deal
  - Expected EPS accretion of approximately $.06 in 2015, excluding acquisition charges
  - Exceeds internal IRR hurdle
- Expected operating efficiencies of approximately 32%

Low Risk Opportunity

- Comprehensive due diligence completed
- Will cross the Durbin threshold
- Retention of key management members
- Complementary customer base and business mix
- Positive relationship with United management and board

Compelling Strategic Rationale

- Strengthen ONB's Michigan footprint by expanding into new, high-quality markets
- Adds 18 full-service branches - $806 million in deposits and $643 million in loans[2]
- Adds attractive fee business with $869 million in wealth management assets under management and $963 million in loan servicing with experienced residential mortgage and SBA lending teams

[1] The exchange ratio is subject to adjustment under certain circumstances as provided in the merger agreement.

[2] Excludes loans held for sale

Financial data as of September 30, 2013, per SNL Financial and Company documents

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ONB to Partner With TOFC

Consideration of 1.20x shares[1] of ONB stock and $6.75 in cash (fixed) for each share of TOFC stock

Implied Transaction value of $107.7 million assuming ONB price of $13.52 (as of 9-5-13)

Compelling Strategic Rationale	• Strengthen ONB's objective of being Indiana's bank by continuing to develop the Northern Indiana region • Adds 7 full service branches - $581.6 million in deposits and $438.6 million in loans • Adds attractive fee businesses with $523.3 in trust assets under management + 50,000 HSA accounts

Financially Attractive	• Allows Old National to deploy excess capital in an attractive manner
	  • 71% stock / 29% cash deal
	  • Expected EPS accretion of $.08 to $.10 per share in first full year, excluding acquisition charges
	  • Exceeds internal IRR hurdle
	• Expected operating efficiencies of 35%
	• Able to remain under $10 billion Durbin threshold

Low Risk Opportunity	• Comprehensive due diligence completed • Core competency in integration/conversion processes • Retention of key management members • Complementary customer base and business mix • Long-term relationship with Tower management and board

[1] As provided in the merger agreement, the exchange ratio is subject to adjustment (calculated prior to closing) in the event shareholders' equity of Tower Financial Corporation is below a specified amount.

Financial data as of June 30, 2013, per SNL Financial

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ONB Acquired Monroe Bancorp

- Transaction closed 1-1-11
- Provides #1 market share in Monroe County (Bloomington, Indiana)
  - Home to Indiana University
  - Market has above-average growth rates and lower unemployment vs. state of Indiana
- Systems conversion occurred 5-14-11
- Balance sheet acquired[1]
  - $419.4 million in total loans
  - $574.0 million in total deposits
- 15 branch locations
  - Consolidated 6 locations at conversion date
- 203 associates

[1]Balances at 3-31-11

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FDIC Acquisition of Integra Bank, NA

Transaction	• Purchased $1.8 billion in assets[1] and assumed $1.8 billion of liabilities[2] from the FDIC as receiver of Integra Bank, NA, Evansville, IN • Approximately $.7 billion in loans covered by FDIC loss share agreement • 80 / 20 loss share agreement with the FDIC subject to certain thresholds • Assets discount bid = 9.74% of covered assets • 1.00% core deposit premium
Due Diligence	• Conducted multiple due diligences • Gleaned valuable knowledge of FDIC process from other financial institutions • Utilized third-party expertise
Financial Impact	• Immediately accretive to EPS in 2011, excluding one-time charges of $11.1 million • Expected 2012 EPS accretion $.20 to $.25 per share • Expected cost saves of 75% • Exceeds internal rate of return targets • Pro forma efficiency ratio to mid 60's% in 2012
Capital	• Create goodwill of $16.9 million • No additional capital raise needed
Closing / Conversion	• All regulatory approvals were received • Transaction closed July 29, 2011 • System conversion December 9, 2011

[1] Including fair value of $.8 billion in loans and other real estate owned, $.5 billion of marketable securities and $.3 billion of cash and cash equivalents

[2] Including approximately $1.4 billion in customer deposits – no brokered deposits were assumed

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ONB Acquired Indiana Community

Transaction	• Consideration: 100% stock transaction at an exchange ratio of 1.9455, resulting in 6.6 million shares issued • Deal value = $88.5 million based on average ONB closing price of $13.356 • Tangible premium/core deposits (deposits less jumbo CDs) of .23% • Price to tangible book of 101.4%
Due Diligence	• Comprehensive review of all operations and business lines • Extensive credit review • Obtained in-depth look at culture
Financial Impact	• Expected EPS accretion of more than $.06 to $.08 per share in first full year, excluding one-time charges of approximately $14 to $15 million • Expected cost saves of over 35% • Exceeds internal IRR hurdle • Loan mark estimated at $85.1 million, or 14.6% of total loans
Capital	• Created goodwill of $86.2 million • No additional capital raise needed
TARP Repayment	• INCB redeemed TARP prior to closing
Acceptable Risk Profile	• Strong cultural fit
Closing	• Transaction closed and system converted weekend of September 15, 2012

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ONB Acquired 24 Bank of America Branches 24 full-service branches4 in Northern Indiana20 in Southwest MichiganTotal deposits of $575 million1Total loans of $5 million12014 accretion of $.03 to $.05 per shareOne-time acquisition/conversion costs of $5.0 millionTransaction closed July 12, 2013 1 Deposit and loan balances as of July 9, 2013
Old National Bancorp Appendix
Committed to Strong Corporate Governance Stock ownership guidelines have been established for named executive officers as follows:As of December 31, 2013, each named executive officer has met their stock ownership requirement ownership requirement ownership requirement ownership requirement ownership requirement ownership requirement ownership requirement ownership requirement ownership requirement ownership requirement ownership requirement
Executive Compensation Tied to long term shareholder value: Long Term Incentive Plan (CFO,CBA, CCO, Chief Legal Counsel) Long Term Incentive Plan (CFO,CBA, CCO, Chief Legal Counsel) Performance Measure Weight Performance-based 75% Service-based 25% Short Term Incentive Plan (CBA, CCO) Short Term Incentive Plan (CBA, CCO) Performance Measure Weight Corporate Net Income 20% Banking Budgeted Margin 50% Net Charge-Off Ratio 15% Efficiency Ratio 15% Long Term Incentive Plan (CEO) Long Term Incentive Plan (CEO) Performance Measure Weight Performance-based 100%
Pre-Tax, Pre-Provision Income1 1Non-GAAP financial measure management believes is useful in evaluating the financial results of the Company 27.2% 16.8% (7.4%) 11.7% .7% (.2%)
Non-GAAP Reconciliations $ in millions
Non-GAAP Reconciliations $ in millions
Non-GAAP Reconciliations
ONB's Peer Group ONB's Peer Group Like-size, publicly-traded financial services companies, generally in the Midwest, serving comparable demographics with comparable services as ONB
Investor Contact Additional information can be found on theInvestor Relations web pages atwww.oldnational.comInvestor Inquiries:Lynell J. Walton, CPASVP - Director of Investor Relations812-464-1366lynell.walton@oldnational.com